                                 LATIN AMERICA
                          SMALLER COMPANIES FUND, INC.


                               [GRAPHIC OMITTED]



                                 April 30, 1998
                               SEMI-ANNUAL REPORT



              AMERICAN EXPRESS ASSET MANAGEMENT INTERNATIONAL INC.

                               Regulated by IMRO

                   Affiliated Offices in London, Minneapolis,
                          Hong Kong, Singapore, Tokyo

LATIN AMERICA SMALLER COMPANIES FUND, INC.

                                                              PAGE
                                                              ----
From the Portfolio Manager..................................    2
Portfolio Highlights........................................    4
Portfolio of Investments....................................    5
Statement of Assets and Liabilities.........................    7
Statement of Operations.....................................    8
Statement of Changes in Net Assets..........................    9
Financial Highlights........................................   10
Notes to Financial Statements...............................   11
Quarterly Results of Operations.............................   15
Additional Information......................................   16
Results of Shareholder Meeting..............................   17

                      ------------------------------------

This report is sent to the shareholders of the Latin America Smaller Companies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER                                          APRIL, 1998

Dear Shareholder:

     The Latin America Smaller Companies Fund, Inc. (the "Fund") is a diversified, closed-end management investment fund designed for investors to participate in the securities markets in Latin America. The Fund's objective is long-term capital appreciation, through investments in a broad spectrum of Latin American industries. This objective and the Fund's policy to invest, under normal market conditions, at least 80% of its total assets in the equity securities of Latin American issuers that at the time of purchase have a market capitalization of less than U.S. $500 million, are fundamental policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Because any investment involves risk, achieving this objective cannot be guaranteed.

MARKET REVIEW

     During the period under review the net asset value of a share of the Fund fell by 5.23%. The last six months have been characterized by significant volatility, following a turbulent period during which the Latin American markets had been badly affected by what is now known as 'Asian contagion'. The sharp bounce in the Asian markets during the last three months was mirrored by a recovery in Latin America which, while not as sharp as in Asia, was nonetheless a recovery. On a day-to-day basis the smaller companies sector behaves more independently of its larger counterparts, although both sets of stocks have performed more in line with each other in recent months than for some time. Currently, both the smaller and larger companies are being affected by further volatility in the emerging world. However, looking ahead, as growth is prolonged in Argentina and Mexico, and with prospects for stronger growth in Brazil, the Fund's holdings in these countries should benefit.

ECONOMIC AND POLITICAL REVIEW

     A strong jump in unemployment combined with the high fiscal costs of an extremely tight monetary policy motivated BRAZIL to bring down interest rates rapidly over the last six months. Their strategy proved successful in many respects as the relatively short period of extremely high real rates restored foreign exchange reserves to record levels. Economic growth slowed, helping to bring down the forecast trade deficit, although the slowdown in GDP was less severe than generally assumed last fall. However, the fiscal spending cuts passed late in 1997 have not had a noticeable impact on the deficit which continues to climb. This deterioration has focused attention on the progress of reform legislation that moved ahead during the period but now shows signs of slowing as some pressure has been lifted. The death of two key members of the government coalition in April suggests a resumption of the stronger pace is unlikely before the October elections. Although President Cardoso will miss the support of these individuals during his re-election campaign, there continues to be no viable opposition candidate at this point.

     ARGENTINA continued to enjoy robust economic growth over the last six months, fueling import growth. Because a healthy portion of Argentina's exports are tied to commodity prices that are depressed, the country's trade deficit has deteriorated more rapidly than expected. With the deficit above the $12 billion target set with the IMF, Argentina is under pressure to slow the economy to moderate the trade deficit. So far, officials have resisted these steps as they see the low level of consumer imports as a moderating factor and expect improvements in exports in the near term. Argentina's other economic measures remain comfortably within IMF goals and the country may well choose to wait before taking any action.

     Economic growth has also been strong in MEXICO and corporations have generally reported good earnings results in the latest reporting period. This was particularly true in the consumer-related sectors which were fueled by rising real incomes and low unemployment. However, when combined with weak oil export prices, this strength has led to deterioration in trade figures, higher-than-expected inflation and a weaker peso. The government successfully responded to these weaknesses by twice cutting budgeted fiscal expenditures and by tightening monetary policy.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 FROM THE PORTFOLIO MANAGER  (CONTINUED)                             APRIL, 1998

Fortunately, Mexico does not have significant short-term debt levels, a large current account deficit nor excessive external funding needs. On the political front, the administration's proposal to establish political autonomy for the Central Bank and give it formal responsibility for inflation and peso stability would be positive if enacted.

     After starting the year with unexpected volatility in its exchange rate, CHILE'S monetary tightening has stabilized the currency although at the cost of slower economic growth. Interest rates have not yet been eased despite clear evidence of slower growth with a resulting lowering of corporate earnings expectations. The market expects rates could begin to fall late this summer; however, unless copper prices rebound, Chile's current account deficit will remain high and a rate decline could be postponed. In addition, the Central Bank may keep policies tighter for longer than expected owing to political concerns. Although presidential elections will not take place until next year, a lack of cohesion in the current center-left coalition may encourage the government to seek easier monetary/fiscal policies next year making the Central Bank more likely to keep policy tight longer this year. Owing to these risks, and the fact that Chile remains the most exposed to shocks from Asia given its higher level of trade activity, the Fund continues to have low exposure to Chile.

OUTLOOK AND STRATEGY

     During the rest of the year, the region will continue to be sensitive to the major events taking place in Brazil. With the end of the effective legislative calendar approaching in June, progress on privatizations in the electric utility and telephone sectors will become more critical. Without a meaningful social security reform bill, as now appears likely, foreign investor sentiment will be most influenced by the success or failure of divestitures. The Brazilian elections this fall will still be closely watched. Given the lack of credible opposition to President Cardoso's re-election, the outcome will be analyzed more for its implications for the ability of the government to return quickly to a meaningful reform agenda. Trends in commodity prices will also influence prospects for the region whether it is oil in Argentina, Venezuela and Mexico, agricultural prices in Brazil and Argentina or metal prices for the Andean countries.

     The Latin American markets will also remain dependent on events outside the region. Interest rate trends globally and especially in the United States will be important with Latin America benefiting from stable or lower rates. Any renewed turmoil in Asian markets would set back Latin America as investors would likely respond by lowering exposures to emerging markets worldwide, especially if developed markets remain relatively calm. Should such an event take place, investors looking for emerging markets with reasonable prospects for strong near- and intermediate-term economic growth should continue to find the best prospects in Latin American countries.

     Over the last few months the exposure of the Fund to Brazil has been increased slightly, with the Fund taking advantage of its ability to invest some of its assets in the stocks of larger companies. In this respect the addition of holdings in two regional telecommunications companies, Telerj and Telemig, constitutes an increase in exposure to the 'privatization' sector in Brazil, one of the most attractive areas for investment at the moment. At the same time, the Fund's holdings in Mexico have been streamlined, following extensive fundamental analysis in Mexico of the companies in which the Fund is invested. The Fund retains its high exposure to the country, but now has much better focus. Looking ahead, we are very comfortable with the current composition of the Fund, positioned as it is to reap the benefits of further improvements in the outlook for economic growth in the region.

Sincerely,

/s/ Ian King
IAN KING
Portfolio Manager

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO HIGHLIGHTS                                 APRIL 30, 1998 (UNAUDITED)


   ASSET DISTRIBUTION (BY COUNTRY)          ASSET DISTRIBUTION (BY INSTRUMENT)
Percentages based on total investments   Percentages based on total investments

          [Pie Chart]                                  [Pie Chart]
       Brazil       28.1%                     Common Stocks         63.5%
       Peru          8.3%                     Commercial Paper       8.4%
       Mexico       30.9%                     Preferred Stocks      28.1%
       Chile         6.7%
       Argentina    17.6%
       United States 8.4%


                               INDUSTRY BREAKDOWN
                     Percentages based on total investments

                                   [Pie Chart]
                  Banking/Finance                         6.1%
                  Utility                                 6.5%
                  Food and Beverages                      8.6%
                  Transportation                          9.0%
                  Construction and Building Materials     6.6%
                  Metals and Mining                      11.6%
                  Household Appliances                    2.9%
                  Capital Goods                           1.9%
                  Automobile and Accessories              3.9%
                  Forest Products                         2.1%
                  Pharmaceutical                          2.1%
                  Telecommunications                      9.5%
                  Leisure                                 3.3%
                  Chemicals                               3.8%
                  Retail                                  3.7%
                  Commercial Paper                        8.4%
                  Other Stocks                            6.0%
                  Computers                               0.5%
                  Diversified                             3.5%


                                                           PERCENTAGE OF
                    TOP TEN HOLDINGS                        NET ASSETS
------------------------------------------------------------------------
 1. General Electric Capital Corporation                        8.5%
 2. Tubos de Acero de Mexico S.A., ADR (TAMSA)+                 4.6
 3. Sanluis Corporacion, S.A. de C.V.                           3.9
 4. Perdigao, S.A.                                              3.9
 5. Telefonica de Argentina, ADR                                3.9
 6. Corporacion Interamericana de Entretenimiento, S.A.,        3.8
    Series B
 7. Transportacion Maritima Mexicana, S.A. de C.V., ADR         3.7
    (TMM)
 8. Grupo Elektra, S.A. de C.V.                                 3.7
 9. Sociedad Comercial del Plata                                3.5
10. Grupo Radio Centro, ADR                                     3.3
                                                               ----
                                                               42.8%

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS                             APRIL 30, 1998 (UNAUDITED)

                                                                                    VALUE
   SHARES                                                                         (NOTE 1)
--------------------------------------------------------------------------------------------
COMMON STOCKS -- 64.1%
ARGENTINA -- 17.8%
      750,000    Atanor, S.A.                                                    $   877,631
      319,076    Banco Del Suquia, S.A.                                              845,680
      250,000    Corporacion Cementaria Argentina (CORCEMAR)                       1,500,218
      932,128    Indupa, S.A.                                                        908,957
      164,717    Juan Minetti, S.A.                                                  691,913
    1,133,333    Sociedad Comercial del Plata                                      1,620,901
       47,000    Telefonica de Argentina, ADR                                      1,812,437
                                                                                 -----------
                                                                                   8,257,737
                                                                                 -----------
CHILE -- 6.7%
       50,000    Laboratorios de Chile, ADR                                          987,500
      100,000    Maderas y Sinteticas, ADR (MASISA)                                  956,250
       36,000    Vina Concha y Toro, S.A., ADR                                     1,170,000
                                                                                 -----------
                                                                                   3,113,750
                                                                                 -----------
MEXICO -- 31.2%
      400,000    Acer Computec Latino America, S.A.+                                 235,849
      459,800    Corporacion Interamericana de Entretenimiento, S.A., Series
                 B                                                                 1,778,481
    1,200,000    Grupo Elektra, S.A. de C.V.                                       1,709,434
      575,000    Grupo Financiero Banorte S.A. de C.V., Series B+                    947,936
    1,965,600    Grupo Industrial Camesa, S.A., Series B+                          1,019,887
      110,000    Grupo Radio Centro, ADR                                           1,540,000
      200,000    Industrias Campos Hermanos, S.A., Series B+                         988,208
      345,000    Sanluis Corporacion, S.A. de C.V.                                 1,830,778
      520,000    Sistema Argos, S.A., Series B                                       593,585
      225,000    Transportacion Maritima Mexicana, S.A. de C.V., ADR (TMM)         1,729,688
      115,000    Tubos de Acero de Mexico S.A., ADR (TAMSA)+                       2,113,125
                                                                                 -----------
                                                                                  14,486,971
                                                                                 -----------
PERU -- 8.4%
      200,000    Banco Wiese, ADR                                                  1,075,000
       40,000    Cementos Lima, S.A.                                                 879,845
      711,956    Ferreyros, S.A.                                                     894,512
      451,627    Minsur, S.A.                                                      1,018,178
                                                                                 -----------
                                                                                   3,867,535
                                                                                 -----------
TOTAL COMMON STOCKS (COST $28,353,182)                                            29,725,993
                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  (CONTINUED)                APRIL 30, 1998 (UNAUDITED)

                                                                                    VALUE
   SHARES                                                                         (NOTE 1)
--------------------------------------------------------------------------------------------
PREFERRED STOCKS -- 28.3%
BRAZIL -- 28.3%
  224,030,001    Bombril Cirio, S.A.                                             $ 1,371,232
      276,047    Centrais Eletricas de Santa Catarina, S.A., Series B
                 (CELESC)                                                            323,441
   80,000,000    Ceval Alimentos, S.A.                                               440,694
   25,000,000    Cesp-Cia Energetica Sao Paulo                                     1,213,221
2,100,000,000    Compania de Electricidade do Estado do Rio de Janeiro             1,524,068
       55,000    Compania Vale do Rio Doce                                         1,298,474
    8,000,000    Marcopolo, S.A.                                                   1,503,957
1,100,000,000    Perdigao, S.A.                                                    1,827,482
2,000,000,000    Randon Participacoes, S.A.+                                         996,808
    9,000,000    Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)                  1,416,518
    8,000,000    Telecomunicacoes de Minas Gerais, Series B (TELEMIG)              1,234,643
                                                                                 -----------
TOTAL PREFERRED STOCKS (COST $16,717,724)                                         13,150,538
                                                                                 -----------

 FACE VALUE
--------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS -- 8.5%
COMMERCIAL PAPER -- 8.5% (COST $3,942,000)
$3,942,000       General Electric Capital Corporation, 5.550% due 05/01/1998       3,942,000
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $49,012,906*)                           100.9%       46,818,531
OTHER ASSETS AND LIABILITIES (NET)                               (0.9)         (420,382)
--------------------------------------------------------------------------------------------
NET ASSETS                                                      100.0%      $46,398,149
============================================================================================

*  Aggregate cost for Federal tax purposes.
+  Non-income producing security.
ADR -- American Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES                  APRIL 30, 1998 (UNAUDITED)

ASSETS:
     Investments, at value (Cost $49,012,906) (Note 1)
       See accompanying schedule                                                    $46,818,531
     Cash                                                                               269,243
     Dividends and interest receivable                                                  232,097
     Unamortized organization costs (Note 5)                                             48,267
-----------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                    47,368,138
===============================================================================================
LIABILITIES:
     Payable investments purchased                                 $830,831
     Investment advisory fee payable (Note 2)                        47,084
     Legal and audit fees payable                                    24,503
     Custodian fees payable (Note 2)                                 10,831
     Transfer agent fees payable (Note 2)                            10,140
     Accrued Directors' fees and expenses (Note 2)                    9,541
     Administration fee payable (Note 2)                              8,333
     Accrued expenses and other payables                             28,726
-----------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                                  969,989
===============================================================================================
NET ASSETS                                                                          $46,398,149
===============================================================================================
NET ASSETS CONSIST OF:
     Distributions in excess of net investment income                               $(1,507,138)
     Accumulated net realized loss on securities, forward
       foreign currency contracts and foreign currencies                             (4,785,108)
     Net unrealized depreciation of securities, foreign
       currencies and net other assets                                               (2,278,474)
     Par value of common stock                                                            4,007
     Paid-in capital in excess of par value of common stock                          54,964,862
-----------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                    $46,398,149
===============================================================================================
NET ASSET VALUE:
     Net asset value per share
       ($46,398,149 / 4,007,169 shares of common stock
          outstanding)                                                                   $11.58
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
     Dividends (net of foreign withholding taxes of $6,267)                         $   520,643
     Interest                                                                            77,482
-----------------------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                                            598,125
===============================================================================================
EXPENSES:
     Investment advisory fee (Note 2)                              $283,719
     Legal and audit fees                                            56,375
     Administration fee (Note 2)                                     49,886
     Custodian fees (Note 2)                                         38,816
     Directors' fees and expenses (Note 2)                           21,693
     Transfer agent fees (Note 2)                                    20,953
     Amortization of organization costs (Note 5)                     15,713
     Shareholder reports expense                                     15,227
     Other                                                           21,662
-----------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                                     524,044
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                    74,081
===============================================================================================
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain/(loss) on:
          Securities                                                                     95,233
          Forward foreign currency contracts                                            (39,987)
          Foreign currencies and net other assets                                        54,255
-----------------------------------------------------------------------------------------------
     Net realized gain on investments during the period                                 109,501
-----------------------------------------------------------------------------------------------
     Net change in unrealized appreciation/(depreciation) of:
          Securities                                                                 (2,996,440)
          Foreign currencies and net other assets                                       (78,319)
-----------------------------------------------------------------------------------------------
     Net unrealized depreciation of investments during the
       period                                                                        (3,074,759)
===============================================================================================
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                      (2,965,258)
===============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $(2,891,177)
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED             YEAR
                                                                    04/30/98            ENDED
                                                                   (UNAUDITED)        10/31/97
------------------------------------------------------------------------------------------------
Net investment income/(loss)                                       $    74,081       $   (40,792)
Net realized gain/(loss) on securities, forward foreign
  currency contracts, foreign currencies and net other
  assets during the period                                             109,501        (2,258,902)
Net unrealized appreciation/(depreciation) of securities,
  forward foreign currency contracts, foreign currencies and
  net other assets during the period                                (3,074,759)        5,500,402
------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
  operations                                                        (2,891,177)        3,200,708
------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income            (1,264,663)         (599,586)
Distributions in excess of net investment income                            --              (287)
------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                               (4,155,840)        2,600,835
------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                 50,553,989        47,953,154
------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
  investment income of ($1,507,138) and ($316,556),
  respectively)                                                    $46,398,149       $50,553,989
================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                SIX MONTHS
                                                   ENDED            YEAR           YEAR          PERIOD
                                                 04/30/98          ENDED          ENDED           ENDED
                                                (UNAUDITED)       10/31/97       10/31/96       10/31/95*
-------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period              $ 12.62         $ 11.97        $ 11.56         $ 13.95
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                       0.02           (0.01)          0.00#           0.21
  Net realized and unrealized gain/(loss)
     on investments                                 (0.74)           0.81           0.61           (2.37)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                    (0.72)           0.80           0.61           (2.16)
-------------------------------------------------------------------------------------------------------------
Distributions from net investment income            (0.32)          (0.15)         (0.20)             --
Distributions in excess of net investment
  income                                               --           (0.00)#           --              --
Offering costs reimbursed/(charged) to
  paid-in capital                                      --              --           0.00#          (0.23)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                    $ 11.58         $ 12.62        $ 11.97         $ 11.56
=============================================================================================================
Market Value, end of period                       $  9.44         $ 10.00        $  9.75         $  9.50
=============================================================================================================
Total return+                                       (2.53)%          3.85%          4.49%         (36.67)%
=============================================================================================================
Ratios to average net assets/supplemental
  data:
  Net assets, end of period (in 000's)            $46,398         $50,554        $47,953         $46,314
  Ratio of operating expenses to average
     net assets                                      2.31%**         2.30%          2.22%           2.43%**
  Ratio of net investment income/(loss)
     to
     average net assets                              0.33%**        (0.08)%         0.04%           1.68%**
  Portfolio turnover rate                              34%             39%            22%              7%
  Average commission rate paid (a)                $0.0001         $0.0001        $0.0001              --

------------
 * The Fund commenced operations on November 7, 1994. Beginning Net Asset Value results from initial offering price of $15.00 per share less commissions and offering expenses of $1.05 per share.
 ** Annualized.
 + Total return represents aggregate total return for the period based on market value at period end.
 #  Amount represents less than $0.01 and $(0.01) per share.
(a) Average commission rate paid per share of securities purchased and sold by the Fund. The ratio of commissions paid to principal trades for the period ended April 30, 1998, October 31, 1997 and October 31, 1996 were 0.42%, 0.44% and 0.51%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

     Latin America Smaller Companies Fund, Inc. (formerly Latin America Growth Fund, Inc.) (the "Fund") was incorporated as a Maryland corporation on June 27, 1994. It is a diversified, closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio Valuation: In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded government debt securities are typically traded internationally on the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. In instances where a price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Directors may prescribe. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities for which reliable quotations or pricing services are not readily available and all other securities and assets are valued at fair value in good faith by, or under procedures established by, the Fund's Board of Directors.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Fund's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of currencies and net other assets. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)  (continued)

losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Forward Foreign Currency Contracts: The Fund has entered into forward foreign currency contracts for purposes other than trading in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

     Dividends and Distributions to Shareholders: The Fund intends to distribute annually to shareholders substantially all of its net investment income and to distribute any realized capital gains at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     For the year ended October 31, 1997, permanent differences resulting from book and tax accounting for forward foreign currency contracts and currency transactions were reclassified from accumulated net realized loss to distribution in excess of net investment income in the amount of $430,162.

     Federal Income Taxes: The Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED
     PARTY TRANSACTIONS

     American Express Asset Management International Inc. ("AEAMI"), formerly IDS International Inc., serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). AEAMI provides investment advisory services to the Fund and is responsible for the management of the Fund's portfolio of investments in accordance with the Fund's investment objectives and policies. Under the Advisory Agreement, AEAMI is entitled to receive a monthly fee at an annual rate of 1.25% of the value of the Fund's average weekly net assets.

     First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Fund's U.S. Administrator (the "U.S. Administrator") pursuant to an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the U.S. Administrator is entitled to receive a monthly fee at an annual rate of 0.10%

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)  (continued)

of the value of the Fund's average daily net assets, subject to minimum annual fee of $100,000. Investors Services Group also acts as the Fund's transfer agent, dividend paying agent and registrar.

     The Fund is required under the laws of Brazil, Chile and Colombia to appoint a local administrator in connection with the Fund's investments in each such country. Banco Geral, Boston Inversiones Servicios, and Fiducomerico act as local administrators for the Fund in Brazil, Chile and Colombia, respectively, pursuant to arrangements established by Boston Safe Deposit and Trust Company ("Boston Safe"), the Fund's custodian.

     Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian and may employ sub-custodians outside of the United States.

     The Toyo Trust and Banking Company, Limited 4-3, Marunouchi 1-chome, Chiyoda-ku, Tokyo, Japan, serves as the Fund's dividend paying agent and shareholder servicing agent for the Fund's common stock that is beneficially owned by investors in Japan.

     No officer, director, or employee of AEAMI, Investor Services Group or any parent or subsidiary of those corporations receives any compensation from the Fund for serving as a director or officer of the Fund. The Fund pays each director who is not a director, an officer or employee of AEAMI, Investor Services Group or any of their affiliates $7,000 per annum plus $1,000 for each Regular or Special Board Meeting attended in person or by telephone, plus related travel and out-of-pocket expenses.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1998, aggregated $14,716,550 and $17,064,488, respectively.

     At April 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $5,671,078 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,865,453.

4.  SHARES OF CAPITAL STOCK

     The authorized capital stock of the Fund is 100,000,000 shares of Common Stock ($0.001 par value). For the six months ended April 30, 1998 and the year ended October 31, 1997, there were no share transactions. Transactions in shares outstanding for the Fund were as follows:

                                                SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
October 26, 1994*                                  7,169       $   100,008
Initial issuance of shares in public
  offering**                                   4,000,000        55,799,992
----------------------------------------------------------------------------------------------------------
Total increase***                              4,007,169       $55,900,000
==========================================================================================================

  * On October 26, 1994, the Fund sold a total of 7,169 shares to Lehman Brothers Inc. and proceeds to the Fund amounted to $100,008.

 ** The Fund commenced operations on November 7, 1994.

*** Offering costs of $936,491 were charged to paid-in capital in connection with the offering of the Fund's shares during the period ended October 31, 1995. Underwriting discounts and commissions paid directly to Lehman Brothers Inc. and other underwriters amounted to $4,200,000. For the year ended October 31, 1996, the Fund was reimbursed $12,575 of the original offering costs of $936,491.

5.  ORGANIZATION COSTS

     The Fund bears all costs in connection with its organization and offering, including fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)  (continued)

from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  ANTIDISCOUNT MEASURES

     The Fund's prospectus provides that if, at any time after the second year following the initial offering of the Fund's shares of Common Stock, shares of the Fund's Common Stock publicly trade for a substantial period of time at a significant discount from the Fund's then current net asset value per share, the Fund's Board of Directors will consider, at its next regularly scheduled meeting, authorizing various actions designed to reduce the discount. These actions may include periodic repurchases of shares, tender offers to purchase shares from all stockholders at net asset value or recommending to shareholders conversion to an open-end investment company.

7.  NON-U.S. SECURITIES

     At April 30, 1998, 91.6% of the Fund's net assets were invested in Latin American securities. There are significant differences between Latin American and U.S. securities markets, including, among others, greater price volatility, less liquidity, smaller market capitalization and less government supervision and regulation in the Latin American securities markets. Consequently, acquisitions and dispositions by the Fund of securities in these markets may be inhibited.

8.  CAPITAL LOSS CARRYFORWARD

     At October 31, 1997, the Fund had available for Federal tax purposes unused capital losses of $719,350 expiring on October 31, 2003, $1,486,195 expiring on October 31, 2004 and $2,664,807 expiring on October 31, 2005, respectively, which can be used to offset future net capital gains.

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (unaudited)  (continued)

================================================================================
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                          NET REALIZED AND UNREALIZED          NET INCREASE/(DECREASE)
                                NET INVESTMENT                  GAIN/(LOSS) ON                      IN NET ASSETS
                                INCOME/(LOSS)                     INVESTMENTS                 RESULTING FROM OPERATIONS
                             TOTAL                          TOTAL                              TOTAL
       QUARTER ENDED         (000)      PER SHARE           (000)          PER SHARE           (000)         PER SHARE
-----------------------------------------------------------------------------------------------------------------------
FISCAL YEAR 1997
January 31, 1997...........  $(113)      $(0.03)           $ 3,399           $ 0.85           $ 3,286          $ 0.82
April 30, 1997.............    105         0.03              1,721             0.43             1,826            0.46
July 31, 1997..............     80         0.02              6,594             1.64             6,673            1.66
October 31, 1997...........   (113)       (0.03)            (8,472)           (2.11)           (8,584)          (2.14)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL....................  $ (41)      $(0.01)           $ 3,242           $ 0.81           $ 3,201          $ 0.80
=======================================================================================================================
FISCAL YEAR 1998
January 31, 1998...........  $(120)      $(0.03)           $(7,021)          $(1.75)          $(7,141)         $(1.78)
April 30, 1998.............    194         0.05              4,056             1.01             4,250            1.06
-----------------------------------------------------------------------------------------------------------------------
  TOTAL....................  $  74       $ 0.02            $(2,965)          $(0.74)          $(2,891)         $(0.72)
=======================================================================================================================

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (unaudited)

DIVIDEND REINVESTMENT PLAN

     The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by First Data Investor Services Group, Inc., (the "Plan Agent") in Fund shares pursuant to the Plan unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investors Services Group, Inc., as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants at net asset value, provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, for the participant's accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect

LATIN AMERICA SMALLER COMPANIES FUND, INC.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (unaudited) (CONTINUED)

to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

     The receipt of dividends and distributions under the Plan will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least thirty days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least thirty days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 1376, Boston, Massachusetts 02104.

--------------------------------------------------------------------------------
 RESULTS OF SHAREHOLDER MEETING

     On February 11, 1998, the Fund held an Annual Meeting of Shareholders to consider (1) the election of two directors, (2) the ratification of the selection of Ernst & Young LLP as independent auditors and (3) the approval of an amendment to the Fund's charter to change the name of the Fund to Latin America Smaller Companies Fund, Inc. The results of each proposal are as follows:

PROPOSAL 1:  ELECTION OF DIRECTORS

       NAME             FOR     AGAINST
       ----          ---------  -------
Philip H. Didriksen  2,280,126  580,457
Peter L. Lamaison    2,265,835  594,748

PROPOSAL 2:  SELECTION OF INDEPENDENT AUDITORS

Voted:

FOR                                    2,289,625
AGAINST                                   27,957
ABSTAIN                                  543,001

PROPOSAL 3:  AMENDMENT TO THE FUND'S CHARTER TO CHANGE THE NAME OF
              THE FUND TO LATIN AMERICA SMALLER COMPANIES FUND, INC.

Voted:

FOR                                    2,234,217
AGAINST                                   73,568
ABSTAIN                                  552,798

                   LATIN AMERICA SMALLER COMPANIES FUND, INC.

                               One Exchange Place
                                Boston, MA 02109


          DIRECTORS AND OFFICERS                             INVESTMENT ADVISER

             Peter L. Lamaison                         American Express Asset Management
           Chairman of the Board                             International Inc.
                                                          11th Floor Dashwood House
         Philip H. Didriksen, Jr.                            69 Old Broad Street
                 Director                                      London EC2M 1Qs
                                                               United Kingdom
              Rodman L. Drake
                 Director                                    INVESTOR RELATIONS
                                                                1-800-310-8239
            Kathleen C. McClave                          (Recorded Market Commentary)
                 Director                                       1-612-671-2334
                                                      (To request additional information)
               Peer Pedersen
                 Director

                 Ian King                                     ADMINISTRATOR AND
              Vice President                                   TRANSFER AGENT
          and Investment Officer
                                                  First Data Investor Services Group, Inc.
        Coleen Downs Dinneen, Esq.                           One Exchange Place
                 Secretary                                  Boston, MA 02109-2873

              Michael Kardok                             SHAREHOLDER SERVICE NUMBER
                 Treasurer                                     1-800-331-1710

                                                           INDEPENDENT AUDITORS
                                                              Ernst & Young LLP
                                                            200 Clarendon Street
                                                              Boston, MA 02116

               FUND COUNSEL                                       CUSTODIAN
 Shereff, Friedman, Hoffman & Goodman, LLP           Boston Safe Deposit & Trust Company
             919 Third Avenue                                 One Boston Place
            New York, NY 10022                                Boston, MA 02108